UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2016

XCEL BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-0031553	76-0307819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 Broadway, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (347) 727-2474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 19, 2016, XCel Brands, Inc. (the “Company”) issued a $4,377,432 principal amount subordinated promissory note (the “Note”) to IM Ready-Made, LLC (“IM”), in replacement and cancellation of the remaining $4,377,432 principal amount of a subordinated promissory note previously issued to IM. The Note bears interest at the rate of 2.236% per annum. Principal and interest on the Note shall be payable in six semi-annual installments of $750,000, commencing on September 30, 2016 and ending on March 31, 2019. The Company may prepay the Note at any time.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	$4,377,432 Principal Amount Subordinated Promissory Note issued on September 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL BRANDS, INC. (Registrant)

By:	/s/ James F. Haran
	Name:	James F. Haran
	Title:	Chief Financial Officer

Date: September 22, 2016